UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 26, 2025
___________________________________

NERDY INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	8001 Forsyth Blvd., Suite 1050 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Operating Officer
On August 26, 2025, Nerdy Inc. (the “Company” ) announced that John A. Paszterko has been appointed Chief Operating Officer of Nerdy Inc. (the “Company”). A copy of the press release dated August 26, 2025, announcing Mr. Paszterko’s appointment is attached as Exhibit 99.1 to this report.
Mr. Paszterko, age 42, was most recently Director, Amazon Customer Excellence Systems (ACES), North American Fulfillment, for Amazon.com, Inc. Mr. Paszterko joined Amazon in 2016, and worked in a variety of positions of increasing responsibility before being named Director, Outbound and Workflow Systems, ACES, in March 2022 and then to his most recent position in January 2024. Prior to his time at Amazon, Mr. Paszterko served in the U.S. Army for 10 years. Mr. Paszterko holds a Masters of Science in Global Business and Finance from Georgetown University, and is a graduate of the United States Military Academy at West Point.
Mr. Paszterko will receive the compensation described below:
Base Salary: $475,000
2025 Cash Incentive: Annual target cash bonus opportunity of $100,000, subject to pro-ration based upon the number of days employed in 2025
Sign-On Bonus: $112,000
Equity Award: 600,000 Restricted Stock Units, with a grant date of October 15, 2025, vesting quarterly pro-rata over three years
Other: Mr. Paszterko will be eligible to participate with other executives and/or employees of the Company in Company-provided insurance benefits, so long as he meets the applicable eligibility requirements, and in such fringe benefit plans as are provided to other executives and/or employees of the Company, including holidays, paid time off, and other benefits, and subject to the terms and conditions of those plans, policies, or practices.
There are no arrangements or understandings between Mr. Paszterko and any other persons pursuant to which he was appointed Chief Operating Officer, and there are no family relationships between Mr. Paszterko and any director or executive officer of the Company. Additionally, there are no related party transactions between Mr. Paszterko and the Company reportable under Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 26, 2025.

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: August 26, 2025	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

2